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                                                Supplement dated June 11, 2001
                                               To Prospectus dated May 1, 2001


                           TRAVELERS INDEX ANNUITY


This supplement pertains to the Prospectuses dated May 1, 2001 for the Travelers Fund BD III for Variable Annuities and for The Travelers Fund BD IV for Variable Annuities.

The Withdrawal Charge provision on page 14 of the prospectus is amended by deleting the last paragraph of that section and replacing it with the following new paragraph:

We will not deduct a withdrawal charge:

        - due to the death of the contract owner or the annuitant (with no contingent annuitant surviving); or

        - due to a minimum distribution under our minimum distribution rules then in effect.


L-12682-FW